Exhibit Index

Exhibit
No.

99.1
Unaudited pro forma consolidated balance sheet of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of December 31, 2011 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the years ended December 31, 2011, 2010 and 2009, including the notes hereto.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On March 22, 2012, Brandywine Operating Partnership, L.P. (the "Operating Partnership"), the sole general partner of Brandywine Realty Trust (the "Parent Company" and, together with the Operating Partnership, the "Company") and the limited partnership through which the Parent Company owns its assets and conducts its operations, sold a 268,240 square foot office property (the "Property") located in Herndon, Virginia for $91.1 million to Wells Core REIT-South Lake at Dulles Corner LLC.
The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the sale as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the years ended December 31, 2011, 2010 and 2009 are based on the historical consolidated statements of operations of each the Parent Company and Brandywine Operating Partnership, and give effect to the sale as if it had occurred on January 1, 2009. The unaudited pro forma consolidated balance sheets as of December 31, 2011 are based on the balance sheets on that date of each of the Parent Company and Operating Partnership, and gives effect to the Sale as if it occurred on December 31, 2011.
The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions, that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.
The unaudited pro forma consolidated financial information should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 24, 2012.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2011
(in thousands, except per share data)

	As Reported	Property Sold		Use of Proceeds
	(A)	(B)		(C)	Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,793,080	(78,057)	(B1)	—	$4,715,023
Accumulated depreciation	(865,710)	8,333	(B1)	—	(857,377)
Operating real estate investments, net	3,927,370	(69,724)		—	3,857,646
Construction-in-progress	25,083	—		—	25,083
Land inventory	109,008	—		—	109,008
Total real estate investments, net	4,061,461	(69,724)		—	3,991,737
Cash and cash equivalents	410	89,600	(B2)	(89,600)	410
Accounts receivable, net	14,718	(90)	(B1)	—	14,628
Accrued rent receivable, net	108,101	(2,769)	(B1)	—	105,332
Investment in real estate ventures, at equity	115,807	—		—	115,807
Deferred costs, net	115,362	(3,846)	(B1)	—	111,516
Intangible assets, net	70,515	—		—	70,515
Notes receivable	18,186	—		—	18,186
Other assets	53,158	(27)	(B1)	—	53,131
Total assets	$4,557,718	13,144		(89,600)	$4,481,262

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$511,061	—		—	$511,061
Unsecured credit facility	275,500	—		(89,600)	185,900
Unsecured term loan	37,500	—		—	37,500
Unsecured senior notes, net of discounts	1,569,934	—		—	1,569,934
Accounts payable and accrued expenses	69,929	(77)	(B1)	—	69,852
Distributions payable	23,895	—		—	23,895
Deferred income, gains and rent	99,569	—		—	99,569
Acquired lease intangibles, net	35,106	—		—	35,106
Other liabilities	45,528	(2)	(B1)	—	45,526

Total liabilities	2,668,022	(79)		(89,600)	2,578,343
Commitments and contingencies

Brandywine Realty Trust’s equity:
Preferred Shares (shares authorized-20,000,000):
7.50% Series C Preferred Shares	20	—		—	20
7.375% Series D Preferred Shares	23	—		—	23
Common Shares of Brandywine Realty Trust’s beneficial interest	1,424	—		—	1,424
Additional paid-in capital	2,776,197	—		—	2,776,197
Deferred compensation payable in common shares	5,631	—		—	5,631
Common shares in grantor trust,	(5,631)	—		—	(5,631)
Cumulative earnings	477,338	12,977	(B3)	—	490,315
Accumulated other comprehensive loss	(6,079)	—		—	(6,079)
Cumulative distributions	(1,392,332)	—		—	(1,392,332)
Total Brandywine Realty Trust’s equity	1,856,591	12,977		—	1,869,568
Non-controlling interests	33,105	246	(B3)	—	33,351
Total beneficiaries' equity	1,889,696	13,223		—	1,902,919
Total liabilities and equity	$4,557,718	13,144		(89,600)	$4,481,262
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2011
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$480,600	(9,084)	—	$471,516
Tenant reimbursements	81,236	(110)	—	81,126
Termination fees	2,993	—	—	2,993
Third party management fees, labor reimbursement and leasing	11,536	—	—	11,536
Other	5,440	(7)	—	5,433
Total revenue	581,805	(9,201)	—	572,604
Operating Expenses:
Property operating expenses	171,991	(1,690)	—	170,301
Real estate taxes	56,230	(999)	—	55,231
Third party management expenses	5,590	—	—	5,590
Depreciation and amortization	217,680	(3,788)	—	213,892
General and administrative expenses	24,602	—	—	24,602
Total operating expenses	476,093	(6,477)	—	469,616
Operating income	105,712	(2,724)	—	102,988
Other Income (Expense):
Interest income	1,813	—	—	1,813
Historic tax credit transaction income	12,026	—	—	12,026
Interest expense	(131,405)	—	4,856	(126,549)
Interest expense — amortization of deferred financing costs	(4,991)	—	—	(4,991)
Recognized hedge activity	—	—	—	—
Equity in income of real estate ventures	3,775	—	—	3,775
Net gain on sale of interests in real estate	2,791	—	—	2,791
Net gain on sale of undepreciated real estate	45	—	—	45
Loss on real estate venture formation	(222)	—	—	(222)
(Loss) gain on early extinguishment of debt	(2,776)	—	—	(2,776)
Income (loss) from continuing operations before non-controlling interests	(13,232)	(2,724)	4,856	(11,100)
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	548	89	—	637
Net income (loss) attributable to continuing operations	(12,684)	(2,635)	4,856	(10,463)

Income allocated to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(505)	—	—	(505)
Net loss allocated to Common Shareholders of Brandywine Realty Trust	$(21,181)	$(2,635)	4,856	$(18,960)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.16)			$(0.14)
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.16)			$(0.14)

Basic weighted average shares outstanding	135,444			135,444

Diluted weighted average shares outstanding	135,444			135,444
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2010
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$461,101	(9,085)	—	$452,016
Tenant reimbursements	77,139	(15)	—	77,124
Termination fees	5,576	—	—	5,576
Third party management fees, labor reimbursement and leasing	11,830	—	—	11,830
Other	4,310	—	—	4,310
Total revenue	559,956	(9,100)	—	550,856
Operating Expenses:
Property operating expenses	167,911	(1,667)	—	166,244
Real estate taxes	53,564	(552)	—	53,012
Third party management expenses	5,866	—	—	5,866
Depreciation and amortization	210,592	(3,791)	—	206,801
General and administrative expenses	23,306	—	—	23,306
Total operating expenses	461,239	(6,010)	—	455,229
Operating income (loss)	98,717	(3,090)	—	95,627
Other Income (Expense):
Interest income	3,222	—	—	3,222
Historic tax credit transaction income	—	—	—	—
Interest expense	(132,640)	—	4,617	(128,023)
Interest expense — amortization of deferred financing costs	(3,770)	—	—	(3,770)
Recognized hedge activity	—	—	—	—
Equity in income of real estate ventures	5,305	—	—	5,305
Net gain on sale of interests in real estate	—	—	—	—
Net gain on sale of undepreciated real estate	—	—	—	—
Loss on real estate venture formation	—	—	—	—
(Loss) gain on early extinguishment of debt	(2,110)	—	—	(2,110)
Income (loss) from continuing operations before non-controlling interests	(31,276)	(3,090)	4,617	(29,749)
Net income attributable to non-controlling interests
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	—	—	—	—
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	820	65	—	885
Net income (loss) attributable to continuing operations	(30,456)	(3,025)	4,617	(28,864)

Income allocated to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(512)	—	—	(512)
Net loss allocated to Common Shareholders of Brandywine Realty Trust	$(38,960)	$(3,025)	$4,617	$(37,368)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.29)			$(0.28)
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.29)			$(0.28)

Basic weighted average shares outstanding	131,743			131,743

Diluted weighted average shares outstanding	131,743			131,743
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Realty Trust
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2009
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$467,188	(4,676)	—	$462,512
Tenant reimbursements	76,652	(250)	—	76,402
Termination fees	3,601	—	—	3,601
Third party management fees, labor reimbursement and leasing	17,151	—	—	17,151
Other	3,328	—	—	3,328
Total revenue	567,920	(4,926)	—	562,994
Operating Expenses:
Property operating expenses	162,940	(1,277)	—	161,663
Real estate taxes	56,224	(1,082)	—	55,142
Third party management expenses	7,996	—	—	7,996
Depreciation and amortization	203,572	(2,113)	—	201,459
General and administrative expenses	20,821	—	—	20,821
Total operating expenses	451,553	(4,472)	—	447,081
Operating income	116,367	(454)	—	115,913
Other Income (Expense):
Interest income	2,499	—	—	2,499
Historic tax credit transaction income	—	—	—	—
Interest expense	(135,740)	—	5,065	(130,675)
Interest expense — amortization of deferred financing costs	(5,864)	—	—	(5,864)
Recognized hedge activity	(916)	—	—	(916)
Equity in income of real estate ventures	4,069	—	—	4,069
Net gain on sale of interests in real estate	(3)	—	—	(3)
Net gain on sale of undepreciated real estate	—	—	—	—
Loss on real estate venture formation	—	—	—	—
(Loss) gain on early extinguishment of debt	23,176	—	—	23,176
Income (loss) from continuing operations before non-controlling interests	3,588	(454)	5,065	8,199
Net income attributable to non-controlling interests
Net income attributable to non-controlling interests — partners’ share of consolidated real estate ventures	(30)	—	—	(30)
Net (income) loss from continuing operations attributable to non-controlling interests — LP units	58	(4)	—	54
Net (income) loss attributable to non-controlling interests	3,616	(458)	5,065	8,223
Distribution to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(279)	—	—	(279)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(4,655)	$(458)	$5,065	$(48)

Per share data:
Basic earnings (loss) per Common Share:
Continuing operations	$(0.04)			$—
Diluted earnings (loss) per Common Share:
Continuing operations	$(0.04)			$—

Basic weighted average shares outstanding	111,898			111,898

Diluted weighted average shares outstanding	113,251			113,251
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Balance Sheet
As of December 31, 2011
(in thousands, except per share data)

	As Reported	Property Sold		Use of Proceeds	Reported as
	(A)	(B)		(C)	Pro Forma
ASSETS
Real estate investments:
Rental properties	$4,793,080	(78,057)	(B1)	—	$4,715,023
Accumulated depreciation	(865,710)	8,333	(B1)	—	(857,377)
Operating real estate investments, net	3,927,370	(69,724)		—	3,857,646
Construction-in-progress	25,083	—		—	25,083
Land inventory	109,008	—		—	109,008
Total real estate investments, net	4,061,461	(69,724)		—	3,991,737
Cash and cash equivalents	410	89,600	(B2)	(89,600)	410
Accounts receivable, net	14,718	(90)	(B1)	—	14,628
Accrued rent receivable, net	108,101	(2,769)	(B1)	—	105,332
Investment in real estate ventures, at equity	115,807	—		—	115,807
Deferred costs, net	115,362	(3,846)	(B1)	—	111,516
Intangible assets, net	70,515	—		—	70,515
Notes receivable	18,186	—		—	18,186
Other assets	53,158	(27)	(B1)	—	53,131
Total assets	$4,557,718	13,144		(89,600)	$4,481,262

LIABILITIES AND BENEFICIARIES’ EQUITY
Mortgage notes payable	$511,061	—		—	$511,061
Unsecured credit facility	275,500	—		(89,600)	185,900
Unsecured term loan	37,500	—		—	37,500
Unsecured senior notes, net of discounts	1,569,934	—		—	1,569,934
Accounts payable and accrued expenses	69,929	(77)	(B1)	—	69,852
Distributions payable	23,895	—		—	23,895
Deferred income, gains and rent	99,569	—		—	99,569
Acquired lease intangibles, net	35,106	—		—	35,106
Other liabilities	45,528	(2)	(B1)	—	45,526
Total liabilities	2,668,022	(79)		(89,600)	2,578,343
Commitments and contingencies
Redeemable limited partnership units at redemption value	38,370	—		—	38,370
Brandywine Operating Partnership's Equity:
7.50% Series D Preferred Mirror Units	47,912	—		—	47,912
7.375% Series E Preferred Mirror Units	55,538	—		—	55,538
General Partnership Capital	1,754,302	13,223	(B3)	—	1,767,525
Accumulated other comprehensive loss	(6,426)	—		—	(6,426)
Total Brandywine Operating Partnership's Equity	1,851,326	13,223		—	1,864,549
Total liabilities and partners' equity	$4,557,718	$13,144		$(89,600)	$4,481,262
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2011
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$480,600	(9,084)	—	$471,516
Tenant reimbursements	81,236	(110)	—	81,126
Termination fees	2,993	—	—	2,993
Third party management fees, labor reimbursement and leasing	11,536	—	—	11,536
Other	5,440	(7)	—	5,433
Total revenue	581,805	(9,201)	—	572,604
Operating Expenses:
Property operating expenses	171,991	(1,690)	—	170,301
Real estate taxes	56,230	(999)	—	55,231
Third party management expenses	5,590	—	—	5,590
Depreciation and amortization	217,680	(3,788)	—	213,892
General and administrative expenses	24,602	—	—	24,602
Total operating expenses	476,093	(6,477)	—	469,616
Operating income	105,712	(2,724)	—	102,988
Other Income (Expense):
Interest income	1,813	—	—	1,813
Historic tax credit transaction income	12,026	—	—	12,026
Interest expense	(131,405)	—	4,856	(126,549)
Interest expense — amortization of deferred financing costs	(4,991)	—	—	(4,991)
Recognized hedge activity	—	—	—	—
Equity in income of real estate ventures	3,775	—	—	3,775
Net gain on sale of interests in real estate	2,791	—	—	2,791
Net gain on sale of undepreciated real estate	45	—	—	45
Loss on real estate venture formation	(222)	—	—	(222)
(Loss) gain on early extinguishment of debt	(2,776)	—	—	(2,776)
Income (loss) from continuing operations	(13,232)	(2,724)	4,856	(11,100)

Income allocated to Preferred Units	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(505)	—	—	(505)
Net loss allocated to Common Partnership Units from continuing operations	$(21,729)	$(2,724)	$4,856	$(19,597)

Per share Data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.15)			$(0.14)
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.15)			$(0.14)

Basic weighted average common partnership units outstanding	145,119			145,119

Diluted weighted average common partnership units outstanding	145,119			145,119
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2010
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma
Revenue:
Rents	$461,101	(9,085)	—	$452,016
Tenant reimbursements	77,139	(15)	—	77,124
Termination fees	5,576	—	—	5,576
Third party management fees, labor reimbursement and leasing	11,830	—	—	11,830
Other	4,310	—	—	4,310
Total revenue	559,956	(9,100)	—	550,856
Operating Expenses:
Property operating expenses	167,911	(1,667)	—	166,244
Real estate taxes	53,564	(552)	—	53,012
Third party management expenses	5,866	—	—	5,866
Depreciation and amortization	210,592	(3,791)	—	206,801
General and administrative expenses	23,306	—	—	23,306
Total operating expenses	461,239	(6,010)	—	455,229
Operating income	98,717	(3,090)	—	95,627
Other Income (Expense):
Interest income	3,222	—	—	3,222
Historic tax credit transaction income	—	—	—	—
Interest expense	(132,640)	—	4,617	(128,023)
Interest expense — amortization of deferred financing costs	(3,770)	—	—	(3,770)
Recognized hedge activity	—	—	—	—
Equity in income of real estate ventures	5,305	—	—	5,305
Net gain on sale of interests in real estate	—	—	—	—
Net gain on sale of undepreciated real estate	—	—	—	—
Loss on real estate venture formation	—	—	—	—
(Loss) gain on early extinguishment of debt	(2,110)	—	—	(2,110)
Income (loss) from continuing operations	(31,276)	(3,090)	4,617	(29,749)

Distribution to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(512)	—	—	(512)
Net loss allocated to Common Partnership Units from continuing operations	$(39,780)	$(3,090)	$4,617	$(38,253)

Per share data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.29)			$(0.28)
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.29)			$(0.28)

Basic weighted average common partnership units outstanding	137,455			137,455

Diluted weighted average common partnership units outstanding	137,455			137,455
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1

Brandywine Operating Partnership, L.P.
Unaudited Pro Forma Consolidated Income Statement
For the year ended December 31, 2009
(in thousands, except per share data)

	As Reported (D)	Amounts transferred to discontinued operations (E)	Other (F)	Pro Forma

Revenue:
Rents	$467,188	(4,676)	—	$462,512
Tenant reimbursements	76,652	(250)	—	76,402
Termination fees	3,601	—	—	3,601
Third party management fees, labor reimbursement and leasing	17,151	—	—	17,151
Other	3,328	—	—	3,328
Total revenue	567,920	(4,926)	—	562,994
Operating Expenses:
Property operating expenses	162,940	(1,277)	—	161,663
Real estate taxes	56,224	(1,082)	—	55,142
Third party management expenses	7,996	—	—	7,996
Depreciation and amortization	203,572	(2,113)		201,459
General and administrative expenses	20,821	—	—	20,821
Total operating expenses	451,553	(4,472)	—	447,081
Operating income	116,367	(454)	—	115,913
Other Income (Expense):
Interest income	2,499	—	—	2,499
Historic tax credit transaction income	—	—	—	—
Interest expense	(135,740)	—	5,065	(130,675)
Interest expense — amortization of deferred financing costs	(5,864)	—	—	(5,864)
Recognized hedge activity	(916)	—	—	(916)
Equity in income of real estate ventures	4,069	—	—	4,069
Net gain on sale of interests in real estate	(3)	—	—	(3)
Net gain on sale of undepreciated real estate	—	—	—	—
Loss on real estate venture formation	—	—	—	—
(Loss) gain on early extinguishment of debt	23,176	—	—	23,176
Income (loss) from continuing operations before non-controlling interest	3,588	(454)	5,065	8,199
Net income attributable to non-controlling interests	(30)	—		(30)
Net (income) loss from continuing operations	3,558	(454)	5,065	8,169
Distribution to Preferred Shares	(7,992)	—	—	(7,992)
Amount allocated to unvested restricted shareholders	(279)	—	—	(279)
Net loss allocated to Common Partnership Units from continuing operations	$(4,713)	$(454)	5,065	$(102)

Per share data:
Basic earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.04)			$—
Diluted earnings (loss) per Common Partnership Unit:
Continuing operations	$(0.04)			$—

Basic weighted average common partnership units outstanding	114,713			114,713

Diluted weighted average common partnership units outstanding	116,066			116,066
The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Exhibit 99.1
BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Pro Forma Adjustments

(A)
Reflects the Company's consolidated balance sheet as of December 31, 2011, as contained in the historical financial statements and notes thereto presented in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

(B)
The pro forma adjustments represent the elimination of the assets and liabilities of the Property sold. These adjustments also include the receipt of proceeds of approximately $91.1 million, net of adjustments and costs of approximately $1.5 million.

(B1) Represents the sale of the Property's assets and liabilities.
(B2) Represents net proceeds received by Brandywine upon sale of the Property.
(B3) Represents the estimated gain on sale recognized by Brandywine upon completion of the sale transaction as if the sale occurred as of December 31, 2011, and was calculated as follows:

Sale price of the Property	$91,100,000
Less: Estimated closing costs	(1,499,848)
Less: Property basis as of 12/31/2011	(76,377,000)
Total estimated gain (i)	13,223,152

(i) The Company is recording an estimated $14.5 million gain on sale from this transaction as of March 22, 2012 as a result of additional depreciation expense and changes in the basis from December 31, 2011.

(C)	Represents use of proceeds to reduce outstanding balances under the Company unsecured revolving credit facility.

(D)
Reflects the consolidated results of operations for Brandywine for the years ended December 31, 2011, 2010 and 2009, respectively, as contained in the historical financial statements and notes thereto in Brandywine's Annual Report on Form 10-K for the year ended December 31, 2011.

(E)
Represents revenues and expenses of the Property sold for the year ended December 31, 2011, 2010 and 2009, respectively. The Property was placed into service during July of 2009 and the pro forma financial statements reflect the partial year of operations.

(F)
Represents an adjustment made to interest expense in connection with the sale of the Property. Interest expense represents the elimination of interest expense on a portion of the Company's unsecured revolving credit facility that was repaid with proceeds from the sale as if the sale occurred on January 1, 2009 using actual monthly interest rates on the revolving credit facility over the periods. Each 1/8 of 1% decrease in the interest rate of the revolving credit facility will decrease interest expense by approximately $0.1 million for each of the years ended December 31, 2011, 2010 and 2009, respectively.